Exhibit 99.1
FOR IMMEDIATE RELEASE

Investor Contacts:
John Ederer
BUSINESS OBJECTS
408/953-6064
john.ederer@businessobjects.com
Nina Camera
BUSINESS OBJECTS
408/953-6138
nina.camera@businessobjects.com
Edouard Lassalle
BUSINESS OBJECTS
+33.1.41.25.24.33
edouard.lassalle@businessobjects.com
Press Contacts:
Peter Olson
BUSINESS OBJECTS
408/953-6320
peter.olson@businessobjects.com
Philippe Laguerre
BUSINESS OBJECTS
+33.1.41.25.38.15
philippe.laguerre@businessobjects.com
Sophie Callies
CARTESIS
+33.1.53.93.03.54
scallies@cartesis.com

BUSINESS OBJECTS ANNOUNCES ITS INTENT TO ACQUIRE CARTESIS
Industry’s Broadest Performance Management Platform to Emerge
SAN JOSE, Calif. and PARIS — April 23, 2007 — Business Objects (Nasdaq: BOBJ; Euronext Paris ISIN code: FR0004026250 — BOB), the world’s leading provider of business intelligence (BI) solutions, today announced that it has entered into a definitive agreement to acquire privately-held Cartesis S.A. Cartesis is a leading specialist in enterprise performance management (EPM) software, with more than 1,300 customers worldwide. Cartesis provides financial reporting, consolidations, and planning capabilities, as well as a new governance risk, and compliance portfolio. The acquisition will add important functionality to the Business Objects performance management platform, resulting in the market’s broadest offering to the office of the Chief Financial Officer — from analytics to profitability to consolidations, all supported by the industry’s leading business intelligence infrastructure.
Under terms of the agreement, Business Objects will pay a total transaction value of €225M (approximately $300M) in cash. The acquisition is expected to close within 90 days, subject to regulatory approval, Cartesis shareholder approval, and other customary closing conditions. Due to purchase accounting adjustments, the transaction is expected to be neutral to slightly accretive to earnings for the first year post closing and accretive thereafter, as revenue synergies and economies of scale are realized.

Business Objects Announces Its Intent to Acquire Cartesis

“This acquisition marks an important step in our strategy of systematically building out the industry’s best performance management platform,” stated John Schwarz, CEO of Business Objects. “The acquisition of Cartesis will allow us to extend our comprehensive solutions for the office of the CFO by providing critical, cross-application and cross-database line of sight to financial and management reporting, including consolidated statements and budgeting — all on the industry’s number one business intelligence platform.”
The Business Objects performance management platform enables companies to align resources around common plans, track and measure progress, and adapt quickly to market conditions to drive improved performance across the enterprise. The platform spans two important segments of the enterprise software market — performance management and business intelligence infrastructure. It appeals strongly to the CFO, as it features one of the most robust planning, profitability, performance dashboarding, and scorecarding portfolios in the industry. With the acquisition of Cartesis, the platform is further broadened to address U.S. and international standards for financial reporting and consolidation, as well as governance, risk, and compliance management-creating the most comprehensive and powerful performance management solution available.
Unlike other competitive offerings, the platform also appeals to the CIO, as it features the industry’s leading reporting, query, and analytics products along with a compelling data quality, data integration, and metadata management portfolio. This alignment allows both the CFO and CIO to quickly deliver accurate and current reports with information acquired from diverse applications and databases — all based on trusted and cleansed data.
Cartesis will become a part of the Business Objects Enterprise Performance Management product line organization. Mark Doll, senior vice president and general manager of Global Services and EPM for Business Objects, and Didier Benchimol, CEO of Cartesis, will lead the integration.
“Cartesis’ core competency is high-end financial management,” said Didier Benchimol, CEO of Cartesis. “Our domain expertise and robust standards-based offering will complement the already strong presence that Business Objects has in performance management. Business Objects’ performance management platform strategy is open and completely aligned with our longstanding aspirations. We are excited about becoming a part of the Business Objects team.”
Conference Call
The management teams of both companies will host a financial analyst, investor, and media conference call today at 5:00 a.m. PDT (2:00 p.m. in Paris). The call can be accessed at +1 800-399-7988 in North America, or +1 706-634-5428 internationally — using conference ID 6617358. The conference call will also be webcast at http://www.businessobjects.com/. For those unable to listen to the live conference call, a telephone replay will be available at +1 800-642-1687 or +1 706-645-9291, for two weeks following the call.

Business Objects Announces Its Intent to Acquire Cartesis

About Cartesis
Cartesis is the world’s leading specialist in finance and performance management software with more than 1,300 corporate customers, 600 employees, and 200 consultants worldwide. The company achieved approximately €100M ($125M) in revenue over the last twelve months. Founded in 1990, Cartesis provides insight, control and confidence by unifying information, people and processes at demanding multinationals like Air France KLM, Cargill, Danone, Diageo, Nissan, Société Générale and Standard Life. One in four of Fortune Global 100 companies rely on Cartesis’ deep financial expertise and standard-based technology for compliance, financial consolidation, management reporting, planning, budgeting, forecasting, intercompany reconciliation; all unified in a single data-model that can be leveraged by internal and external users.
About Business Objects
Business Objects is the world’s leading business intelligence (BI) software company, with more than 42,000 customers worldwide, including over 80 percent of the Fortune 500. Business Objects helps organizations of all sizes create a trusted foundation for decision making, gain better insight into their business, and optimize performance. The company’s innovative business intelligence suite, BusinessObjects XI includes the award-winning Crystal line of reporting and data visualization software. Business Objects has also built the industry’s strongest and most diverse partner community, and offers consulting and education services to help customers effectively deploy their business intelligence projects.
Business Objects has dual headquarters in San Jose, Calif., and Paris, France. The company’s stock is traded on both the Nasdaq (BOBJ) and Euronext Paris (ISIN: FR0004026350 — BOB) stock exchanges. More information about the company can be found at businessobjects.com.
Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties concerning the proposed acquisition of Cartesis, Business Objects’ product and business strategies, including the products we intend to acquire from Cartesis, the anticipated benefits to customers and partners resulting from the closing of the acquisition, the timing of the closing of the acquisition and the purchase accounting impact of the acquisition. Actual events or results may differ materially from those described in this presentation due to a number of risks and uncertainties. These potential risks and uncertainties include, among others, the outcome of regulatory reviews of the transaction, the ability of the parties to complete the proposed transaction, Business Objects’ ability to retain Cartesis employees and Business Objects’ ability to realize other financial benefits from the proposed acquisition. More information about potential factors that could affect Business Objects’ business and financial results is included in Business Objects’ Form 10-K for the year ended December 31, 2006, which is on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website at www.sec.gov. Business Objects is not obligated to undertake any obligation to update these forward-looking statements to reflect events or circumstances after the date of this document.
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The Business Objects logo, BusinessObjects, Crystal Reports, Crystal Decisions, Web Intelligence, and Xcelsius are trademarks or registered trademarks of Business Objects in the United States and/or other countries. All other names mentioned herein may be trademarks of their respective owners.